UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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Bitzio, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BITZIO, INC.
548 Market Street, Suite 18224
San Francisco, CA  94104

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 2012

TO OUR SHAREHOLDERS:

You are cordially invited to attend the 2012 Annual Meeting of the Shareholders of Bitzio, Inc. (the “Company”) to be held on Monday, May 21, 2012 at 10 AM, Pacific Standard Time, at the 575 Bridgeway, Sausalito, CA 94965, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

1.	To elect five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;
2.	To amend the Articles of Incorporation of the Company to increase the authorized common stock from 100,000,000 shares, par value $0.001, to 250,000,000 shares, par value $0.001;
3.	To amend the Articles of Incorporation of the Company to increase the authorized preferred stock from 10,000,000 shares, par value $0.001, to 25,000,000 shares, par value $0.001, the rights, privileges, and preferences of which may be set by the Board of Directors without further shareholder approval;
4.	To approve the Bitzio, Inc. 2012 Omnibus Securities Plan;
5.	To ratify the appointment of Sadler, Gibb & Associates, L.L.C., as independent auditors of the Company’s financial statements for the fiscal year ended December 31, 2012;
6.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.  The Board of Directors has fixed the close of business on Thursday, April 5, 2012, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

By Order of the Board of Directors

	By:	/s/ William Schonbrun
William Schonbrun, President
April 20, 2012
San Francisco, California

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

BITZIO, INC.
548 Market Street, Suite 18224
San Francisco, CA  94104
------------------------------
PROXY STATEMENT
------------------------------

GENERAL INFORMATION

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

The enclosed Proxy is solicited by the Board of Directors of Bitzio, Inc. (the “Company” or “Bitzio”) for use in connection with the Annual Meeting of Shareholders to be held at the 575 Bridgeway, Sausalito, CA 94965, on Monday, May 21, 2012 at 10 AM Pacific Standard Time, and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The persons named as proxies were designated by the Board of Directors (the “Board”) and are officers or directors of the Company.  Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person.  Attendance at the meeting will not in and of itself constitute revocation of the Proxy.  All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy.  If a choice is not specified in the Proxy, the Proxy will be voted:

1.	FOR election of five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.	FOR the amendment to the Articles of Incorporation of the Company to increase the authorized common stock from 100,000,000 shares, par value $0.001, to 250,000,000 shares, par value $0.001;

3.	FOR the amendment to the Articles of Incorporation of the Company to increase the authorized preferred stock from 10,000,000 shares, par value $0.001, to 25,000,000 shares, par value $0.001, the rights, privileges, and preferences of which may be set by the Board of Directors without further shareholder approval;

4.	FOR approval of the Bitzio, Inc. 2012 Omnibus Securities Plan; and

5.	FOR ratification of the appointment of Sadler, Gibb & Associates, L.L.C., as independent auditors of the Company’s financial statements for the fiscal year ended December 31, 2012.

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting.  A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately.  “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.  Although abstentions and broker non-votes are not counted either “FOR” or “AGAINST” any proposals, if the number of abstentions or broker non-votes results in the votes “FOR” a proposal not equaling at least a majority of the votes required for the proposal, the proposal will not be approved.  This will be the case even though the number of votes “FOR” the proposal exceeds the number of votes “AGAINST” the proposal.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment.  The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about April 27, 2012.  The entire cost of the solicitation of Proxies will be borne by the Company.  It is contemplated that this solicitation will be primarily by mail.  In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone or facsimile.  Officers and employees soliciting proxies will not receive any additional compensation for their services.  The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ rights with respect to any matter to be acted upon, and the Company will not independently provide stockholders with any such right.

OUTSTANDING SHARES AND VOTING RIGHTS

The only voting class of the Company’s equity securities currently outstanding is its Common Stock.  Shareholders of record at the close of business on April 5, 2012 are entitled to one vote for each share of Common Stock held by them.  As of April 5, 2012, there were 51,893,571 shares of Common Stock outstanding.  Each of the proposals must be approved a majority of the shares of the Company’s Common Stock present or represented and entitled to vote at the meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Nevada.  Directors may receive compensation for their services as determined by the Board of Directors.  See “Compensation of Directors.”  The number of Directors shall be set by the Board of Directors.  Presently, the Board consists of five (5) members, namely William Schonbrun, Robert W. (Bob) Garnett, Steven D. Moulton, Gordon C. McDougall, and Amish Shah.  All of the above-mentioned directors have chosen to stand for re-election and have been nominated for re-election by the Board.  No other persons have been nominated for election to the Board.

Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting.  This means that the director nominee with the most votes for a particular slot on the board is elected for that slot.  In an uncontested election for directors, the plurality requirement is not a factor.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors.  Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.  All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

Name	Age	Position(s)

William Schonbrun	40	President, Chief Executive Officer, and Director

Robert W. (Bob) Garnett	63	Chief Financial Officer, Director

Steven D. Moulton	50	Director

Gordon C. McDougall	55	Director

Amish Shah	31	Director

William Schonbrun, age 40, has served as our President and Chief Executive Officer since February 2, 2012, and has been a member of our Board of Directors since August 22, 2011.  Prior to joining our Board of Directors, from 2007 through 2011, Mr. Schonbrun held a variety of positions at Blast Radius, a branding and media agency in Vancouver, British Columbia, including Executive Vice President, Senior Vice President, and Vice President of Operations.  Prior to Blast Radius, Mr. Schonbrun was Executive Vice President of Strategy and Operations at SPI International Transportation (2006), and Senior Vice President of Sales and Business Development, and Vice President of Sales at Antarctica Systems (2002 to 2006).  From 2000 through 2002, including during its initial public offering in 2000, Mr. Schonbrun was employed by Delano Technology Corporation, with his last position being Vice President of Strategic Acquisitions.  Finally, Mr. Schonbrun was a Partner in the ISSGroup Division of BDO Seidman, LLP (during this time, ISS was acquired by BDO Seidman, LLP and then sold back to its prior owners) in New York, NY, from 1994 through 2000.

Robert W. (Bob) Garnett, age 63, is a Chartered Accountant and has served as our Chief Financial Officer and as a member of our Board of Directors since August 22, 2011.  Mr. Garnett is currently the Chief Financial Officer of Sagebrush Golf and Sporting Club Ltd., where he has served since 2005.  Previously, Mr. Garnett was a partner with Paradigm Management Partners, an investment management company, where he served from 1998 to 2010.  He has served on the boards of seven public companies most recently as the Vice Chair of the South Coast British Columbia Transit Authority (TransLink) and chaired the audit committee.  Mr. Garnett is currently Chairman of the Board and audit chairman of Great Panther Silver Limited, traded on the TSX and NYSE AMEX.  Previously, he served as Chair and Vice Chair of Coast Capital Savings, a $12 billion financial institution.  Mr. Garnett is a graduate of the Institute of Corporate Directors and The Segal Graduate School of Business as a Certified Director (ICD.D).

Steven D. Moulton, age 50, has served on our Board of Directors since January 1990, was our Secretary from April 2007 until April 4, 2012, and was our President from April 2007 until April 29, 2011.  From August 1999 to March 2004, Mr. Moulton served as Secretary and Treasurer and a director of Draco, Inc. and from September 2000 to the present, he has been Secretary and Treasurer of Jump' Jax, Inc., a subsidiary of Draco that was spun out to stockholders in December 2004 and was engaged in the childhood entertainment business of leasing inflatable balloon bounce houses in Southern Utah.  Mr. Moulton graduated from Olympus High School in Salt Lake City, Utah in 1980.  From 1984 to 1990, he served as a director and executive officer of several publicly-held development stage companies including Safron, Inc. (director and Vice President); Sagitta Ventures (director and President); Jasmine Investments (director and President); Java, Inc. (Secretary, Treasurer and director); and Onyx Holdings Corporation (director and President).  From 1991 to 1994, Mr. Moulton was a director and President of Omni International Corporation, which is currently known as Beachport Entertainment Corporation.  From 1987 until 1991 he was President and director of Icon Systems, Inc. and served as Secretary and Treasurer of the same company until his resignation on December 24, 1998.  From 1995 to July 1996, he served as director and Vice President of Wasatch International Corporation, formerly Java, Inc.  From February 1996 until November, 1999 he served as the President and director of InsiderStreet.com, formerly Sierra Holding Group, Inc.  Also since 1998, Mr. Moulton has managed his personal real estate properties through Excel Properties, LLC.

Gordon C. McDougall, age 55, has been a member of our Board of Directors since April 29, 2011, and served as our President and Chief Executive Officer from April 29, 2011 to February 2, 2012.  From 2009 to the present, Mr. McDougall is the Chief Executive Officer and Founder of Tezi Advisory, Inc, a private company that partners with entrepreneurs to grow their businesses.  Prior to founding Tezi, from 2006 to 2007 Mr. McDougall was a director and Chief Executive Officer of Exterra Energy, an independent oil and gas company.  From 2005 until 2006, he was the President and a Director of Wentworth Energy, Inc.  Mr. McDougall has also worked as a stockbroker and is experienced in raising capital, managing start-up companies and coaching companies through their initial growth.

Amish Shah, age 31, has served as a member of our Board of Directors since August 22, 2011.  Mr. Shah was previously the Chief Executive Officer and founder of Digispace Solutions, Inc. since its inception in 2003.

Family Relationships

There are no family relationships between any of our officers or directors.

Other Directorships

Other than as set forth above, none of our officers and directors is a director of any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Audit Committee

Our board of directors has an audit committee, consisting of Robert W. Garnett, William Schonbrun, and Steven D. Moulton.  At this time, the audit committee does not have a charter.  Mr. Garnett is an audit committee financial expert.

Our Board of Directors does not have any other committees.

Board Meetings

During the fiscal year ended December 31, 2011, the Board of Directors did not meet formally, but instead took action by written consent on numerous occasions.  In addition, certain members of the Board met telephonically as often as daily to discuss pending matters.

Code of Ethics

We have not adopted a written code of ethics, primarily because we believe and understand that our officers and directors adhere to and follow ethical standards without the necessity of a written policy.

Compensation of Directors

A director who is an employee does not receive any cash compensation as a director.  There is no plan in place for compensation of persons who are directors who are not our employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES PRESENTED HEREIN.

PROPOSAL TWO
AMENDMENT TO THE COMPANY’S
ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED
COMMON STOCK

Increase in Authorized Common Stock

General

On April 4, 2012, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the shareholders of the Company’s voting stock for approval, the prospective amendment to Article Three of the Company’s Articles of Incorporation to increase the authorized common stock from 100,000,000 shares, par value $0.001, to 250,000,000 shares, par value $0.001 (the “Increase in Authorized Amendment”).

Reasons for the Increase in Authorized Amendment

Currently, the Company is authorized to issue 100,000,000 shares of Common Stock.  Of the 100,000,000 shares of Common Stock authorized, as of the Record Date, there were 51,893,571 shares of Common Stock issued and outstanding, and up to 22,392,462 shares of Common Stock are reserved for issuance upon the exercise of outstanding convertible debt, warrants, and options, including, without limitation, the benefit plans of the Company.  Consequently, the Company has 25,713,967 shares of Common Stock available for general corporate purposes.

As a general matter, the Board of Directors does not believe the currently available number of unissued shares of Common Stock is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, stock splits, and other corporate purposes.  Therefore, the Board of Directors approved the increase in authorized shares of Common Stock as a means of providing the Company with the flexibility to act with respect to the issuance of Common Stock or securities exercisable for, or convertible into, Common Stock in circumstances which they believe will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Certificate of Incorporation at that time.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of Common Stock or securities convertible into Common Stock from time to time to raise additional capital necessary to support future growth of the Company.  As a result of the Increase in Authorized Amendment, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving Common Stock or securities convertible into Common Stock, including, without limitation, public offerings or private placements of such Common Stock or securities convertible into Common Stock.  There are no specific financing transactions under consideration at this time.

In addition, the Company’s growth strategy includes the pursuit of selective acquisitions to execute its business plan.  The Company could also use the additional Common Stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments.  There are no specific acquisitions under consideration at this time that require the Increase in Authorized Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO ITS ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK.

PROPOSAL THREE
AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED PREFERRED STOCK

Increase in Authorized Preferred Stock

General

On April 4, 2012, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the shareholders of the Company’s voting stock for approval, the prospective amendment to Article Three of the Company’s Articles of Incorporation to increase the authorized preferred stock from 10,000,000 shares, par value $0.001, to 25,000,000 shares, par value $0.001, the rights, privileges and preferences of which may be set by the Board of Directors without further shareholder approval (the “Preferred Stock Amendment”).

Reasons for the Preferred Stock Amendment

Currently, the Company is authorized to issue 10,000,000 shares of preferred stock.  Of the 10,000,000 shares of Common Stock authorized, 2,500,000 shares have been designated as Series A Convertible Redeemable Preferred Stock.  As of the Record Date, there were 2,043,120 shares of Series A Convertible Redeemable Preferred Stock issued and outstanding.  Consequently, the Company has 7,500,000 shares of preferred stock available for general corporate purposes.

As a general matter, the Board of Directors does not believe the currently available number of unissued shares of preferred stock is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, and other corporate purposes.  Therefore, the Board of Directors approved the increase in authorized shares of preferred stock as a means of providing the Company with the flexibility to act with respect to the issuance of preferred stock or securities exercisable for, or convertible into, preferred stock in circumstances which they believe will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Certificate of Incorporation at that time.

If the Board of Directors elects to utilize preferred stock, it will approve a Certificate of Designations identifying the series (i.e. Series A, Series B., etc.) and setting forth the exact terms thereof.  The terms of any series of preferred stock and could operate to the disadvantage of the outstanding common stock.  Such terms could include, among others, preferences as to dividends and distributions on liquidation.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of preferred stock or securities convertible into preferred stock from time to time to raise additional capital necessary to support future growth of the Company.  As a result of the Preferred Stock Amendment, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving preferred stock or securities convertible into Common Stock, including, without limitation, public offerings or private placements of such preferred stock or securities convertible into preferred stock.  There are no specific financing transactions under consideration at this time.

In addition, the Company’s growth strategy includes the pursuit of selective acquisitions to execute its business plan.  The Company could also use the additional preferred stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments.  There are no specific acquisitions under consideration at this time that require the Preferred Stock Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO ITS ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED PREFERRED STOCK.

PROPOSAL FOUR
APPROVAL OF THE BITZIO, INC. 2012 OMNIBUS SECURITIES PLAN

General

On April 4, 2012, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interests and directed that there be submitted to the shareholders of the Company’s voting stock for approval, the Bitzio, Inc. 2012 Omnibus Securities Plan (the “2012 Securities Plan”).

Purpose

The purpose of the 2012 Securities Plan is to promote the interests of the Company (including its subsidiaries) and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons’ contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders.  In furtherance of this purpose, the 2012 Securities Plan authorizes the granting of the following types of stock-based awards (each, an “Award”):

●	stock options (including incentive stock options and non-qualified stock options);
●	restricted stock awards;
●	unrestricted stock awards; and
●	performance stock awards.

Each of these types of Awards is described below under “Awards.”

Eligibility

Key employees (including employees who are also directors or officers), directors and certain consultants of the Company or any subsidiary are eligible to be granted Awards under the 2012 Securities Plan at the discretion of the Board of Directors.  In determining the eligibility of any person, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Board of Directors may consider:

●	the position, relationship, responsibilities and importance of the person to the Company; and
●	such other factors as the Board of Directors deems relevant.

Selected consultants may participate in the 2012 Securities Plan if:

●	the consultant renders bona fide services to the Company or one of its subsidiaries;
●	the services rendered by the consultant are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and
●	the consultant is a natural person who has contracted directly with the Company or a subsidiary of the Company to render such services.

Administration

The 2012 Securities Plan currently is administered by the Board of Directors.  In the future, the Board of Directors may form a Compensation Committee to administer the 2012 Securities Plan.  Any Compensation Committee must be comprised of at least two (2) non-employee directors.  If a Compensation Committee is formed to administer the 2012 Securities Plan, the Board of Directors will delegate to the Compensation Committee full authority, in its discretion, to:

●	select the persons to whom Awards will be granted (each a “Participant”);
●	grant Awards under the 2012 Securities Plan;
●	determine the number of shares to be covered by each Award;
●	determine the nature, amount, pricing, timing and other terms of the Award;
●	interpret, construe and implement the provisions of the 2012 Securities Plan (including the authority to adopt rules and regulations for carrying out the purposes of the plan); and
●	terminate, modify or amend the 2012 Securities Plan.

The 2012 Securities Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Shares Subject to the Plan

A total of 25,000,000 shares of Common Stock are reserved for issuance under the 2012 Securities Plan.  Shares of common stock issued under the 2012 Securities Plan may be authorized but unissued shares, or shares reacquired by the Company, including shares purchased on the open market.  The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the 2012 Securities Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

Fractional interests will not be issued upon any adjustments made by the Board of Directors; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of common stock issuable as a result of such adjustments.

Awards

Stock Options. Under the 2012 Securities Plan, the Board of Directors may grant either incentive stock options or nonqualified stock options.  Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Board of Directors determines.

The exercise price for each stock option is determined by the Board of Directors.  Stock options must have an exercise price of at least 85% (100% in the case of incentive stock options, or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the common stock on the date the stock option is granted.  Under the 2012 Securities Plan, fair market value of the common stock for a particular date is generally the average of the closing bid and asked prices per share for the stock as quoted on the OTC Bulletin Board on such date.

No stock option may be exercised after the expiration of ten (10) years from the date of grant (or five (5) years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock).  Pursuant to the 2012 Securities Plan, the aggregate fair market value of the common stock, for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during anyone calendar year shall not exceed $100,000.

A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased.  The exercise price for each stock option may be paid by the Participant in cash or by such other means as the Board of Directors may authorize. Fractional shares are not to be issued upon exercise of a stock option.  The Board of Directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

The Board of Directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option, as a whole or in part, by increasing the number of shares then purchasable.  However, the Board of Directors may not increase the total number of shares subject to an option.

Subject to the foregoing and the other provisions of the 2012 Securities Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Board of Directors.

Restricted Stock. Restricted stock may be awarded by the Board of Directors subject to such terms, conditions and restrictions as it deems appropriate.  Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the Company, and Company or individual performance.  Restricted stock may not be sold or encumbered until all restrictions expire or are terminated.  In this regard, the Secretary of the Company or such other escrow holder as the Board of Directors may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award Agreement shall expire or be removed.

The Board of Directors may require the Participant to pay the Company an amount at least equal to the par value of the common stock awarded to the Participant.  Subject to any limitations imposed by the applicable Award Agreement, from the date a Participant becomes the holder of record of restricted stock, the Participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

The 2012 Securities Plan provides that to the extent the Board of Directors elects to grant an Award of restricted stock, the Award Agreement applicable thereto shall, except in certain specified situations, provide the Company with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the Participant for the restricted stock.

Unrestricted Stock. The Board of Directors may, in its discretion, grant an Award of unrestricted stock to any eligible Participant, pursuant to which such Participant may receive shares of Common Stock free of any vesting restrictions under the 2012 Securities Plan.  The Board of Directors may also sell shares of unrestricted stock to eligible Participants at a purchase price determined in its discretion.  Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

Performance Stock Awards. The Board of Directors may make performance stock awards under the 2012 Securities Plan based upon terms it deems appropriate.  The Board of Directors may make performance stock awards independent of or in connection with the granting of any other Award under the 2012 Securities Plan.  The Board of Directors shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares.  The Board of Directors may utilize any of the following performance criteria when granting performance stock awards:

●	net income;
●	pre-tax income;
●	operating income;
●	cash flow;
●	earnings per share;
●	return on equity;
●	return on invested capital or assets;
●	cost reductions or savings;
●	funds from operations;
●	appreciation in the fair market value of the common stock;
●	earnings before anyone or more of the following: interest, taxes, depreciation or amortization; and
●	such other criteria deemed appropriate by the Board of Directors.

The Participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the Participant and not with respect to shares subject to the Award but not actually received.  At any time prior to the Participant’s termination of employment (or other business relationship) by the Company, the Board of Directors may, in its discretion, accelerate, waive or, subject to the other provisions of the 2012 Securities Plan, amend any and all performance criteria specified under any performance stock award.

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law.  This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences.  Recipients of Awards are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to the Awards.

Tax Withholding. If a distribution is made under this 2012 Securities Plan in cash, the Company will withhold taxes as required by law.  If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

Deductibility of Awards. Company deductions for Awards granted under the 2012 Securities Plan are limited by Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) which generally limits the Company’s deduction for non-performance based compensation to $1.0 million per year for the Company’s CEO and its other four (4) most highly compensated officers.  The Company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).

Incentive Stock Options. Pursuant to the 2012 Securities Plan, employees may be granted stock options that are intended to qualify as “incentive stock options” under the provisions of Section 422 of the Code.  An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option.  The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term, depending on the length of time the optionee held the shares.

If the exercise price of an incentive stock option is paid in whole or in part with shares of common stock, no income gain or loss generally will be recognized by the optionee with respect to the shares of common stock paid as the exercise price. However, if such shares of common stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition.  If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Non-Qualified Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price, the stock option will be treated as compensation received by the optionee in the year of exercise.  If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option.  The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, will be treated as compensation income received by the optionee on the date of exercise of the stock option.  The Company or one of its subsidiaries, generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Reload Option Rights. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture).  However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions.  If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse.  The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Unrestricted Stock. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares.  In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares).  The Company or one of its subsidiaries, generally, will be entitled to a corresponding deduction in the same amount for compensation paid.

Performance Stock Awards. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award.  Any shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares of common stock.  The amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized.  The Company or one of its subsidiaries, generally, will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

Other Tax Matters. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

●
a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and

●	the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

Grants Under the 2012 Securities Plan

As of the date of this Proxy, no Shares or Options have been granted under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE BITZIO, INC. 2012 OMNIBUS SECURITIES PLAN.

PROPOSAL FIVE
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

The Board of Directors has appointed Sadler, Gibb & Associates, L.L.C., independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2012, and seeks ratification of such appointment.  In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

Representatives of Sadler, Gibb & Associates, L.L.C. are not expected to be present at the annual meeting.

Audit Fees

The aggregate fees billed for the years ended December 31, 2011 and 2010 for professional services rendered by Sadler, Gibb & Associates, L.L.C. for the audit of our annual financial statements and review of the financial statements included in our Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $20,500 and $5,500, respectively.

Audit - Related Fees

No fees were billed by Sadler, Gibb & Associates, L.L.C. in the last two fiscal years for assurance and related services.

Tax Fees

For the fiscal years ended December 31, 2011 and 2010, Sadler, Gibb & Associates, L.L.C. did not render any services for tax compliance, tax advice, and tax planning work.

All Other Fees

The aggregate fees billed in the fiscal year ended December 31, 2011 for the audit of Thinking Drone, Inc. was $10,000.

Of the fees described above for the years ended December 31, 2011 and 2010, all were approved by the entire Board of Directors.

At the time of the audit of our financial statements for the year ended December 31, 2011, the Company did not have a formal audit committee, however, the Company’s Board of Directors has considered whether the services provided by Sadler, Gibb & Associates, L.L.C. in connection with the other fees is compatible with maintaining the independence of Sadler, Gibb & Associates, L.L.C.

Further, Sadler, Gibb & Associates, L.L.C. has represented its independence and criteria for determination and monitoring said independence to the Company’s Board of Directors in writing.

Changes in Accountants

On April 27, 2010, we dismissed the firm of Pritchett, Siler & Hardy, P.C., Certified Public Accountants, as our independent certifying accountants pursuant to the unanimous consent of our Board of Directors. We initially retained Pritchett, Siler & Hardy on September 28, 2009, and the firm issued an audit report dated April 15, 2010 relating to our financial statements as of December 31, 2009.  We have had no disagreements with the firm, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Pritchett, Siler & Hardy’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.  The decision to dismiss the firm was approved by our Board of Directors.

On April 27, 2010, we engaged Sadler, Gibb & Associates, L.L.C. as our new independent certifying accountants.  During the two most recent fiscal years and the interim periods preceding the engagement, we have not consulted Sadler, Gibb & Associates, L.L.C. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF SADDLER, GIBB & ASSOCIATES, L.L.C. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

Additional Information

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

The additional shares of Common Stock authorized by the Increase in Authorized Amendment, and the additional shares of preferred stock authorized by the Preferred Stock Amendment, may be issued for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that the Company’s Common Stock may trade on at that time.  Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

Interest of the Directors and Officers of the Company in the Increase in Authorized Amendment and the Preferred Stock Amendment

The current officers and directors of the Company and the officers and directors of the Company when the Increase in Authorized Amendment and the Preferred Stock Amendment were approved by the Board of Directors do not have any substantial interest, direct or indirect, in the approval of the amendments, other than as stockholders of the Company.

Effects of the Increase in Authorized Amendment and the Preferred Stock Amendment

Neither the increase in authorized shares of Common Stock, nor the increase in authorized shares of preferred stock, was approved as a means of preventing or dissuading a change in control or takeover of the Company.  However, use of these shares for such a purpose is possible.  Authorized but unissued or unreserved shares of either common or preferred stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal.  In addition, they may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful.  The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock.  Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The holders of Common Stock will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the amendments.  However, issuances of significant numbers of additional shares of preferred stock or common stock in the future (i) will dilute stockholders’ percentage ownership of our company and (ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders’ shares.

Neither the Increase in Authorized Amendment, nor the Preferred Stock Amendment, changes the terms of the Common Stock.  The additional Common Stock for which authorization is sought will have the same voting rights and liquidation rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

The Increase in Authorized Amendment and the Preferred Stock Amendment are contained in the Certificate of Amendment attached to this Information Statement as Exhibit A and will be filed with the Nevada Secretary of State with an expected effective date of May 23, 2012 (but is subject to review and approval by OTC Compliance at the Financial Industry Regulatory Authority (FINRA)).

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Name and Address (1)	Common Stock Ownership		Percentage of Common Stock Ownership (2)	Series A Preferred Stock Ownership (3)		Percentage of Series A Preferred Stock Ownership (4)

William Schonbrun (5)	7,670,000	(6)	14.2%	588,462		28.8%

Steven D. Moulton (5)	755,000	(7)	1.5%	276,293		13.5%

Robert W. Garnett (5)	1,000,000	(8)	1.9%	230,769		11.3%

Bruce C. Weatherall (5)	2,000,000	(9)	3.7%	201,923		9.9%

Gordon C. McDougall (5)	6,670,000	(10)(11)	12.4%	514,904	(10)	25.2%

Amish Shah (5)	6,500,000	(12)	12.4%	-		-

David Lewis (5)	2,000,000	(16)	3.7%	230,769		11.3%

Quoc Quy Bui 8856 Pagoda Way San Diego, CA 92126	3,053,846	(13)	5.8%	-		-

John Swartz 13106 Royal George Avenue Odessa, FL 33556	3,053,846	(13)	5.8%	-		-

Barry Yates 2892 Mathers Avenue West Vancouver, B.C. V7V 2J9, Canada	7,223,846	(14)	13.3%	-		-

Glen Wallace 1277 Rockhampton Close Victoria, B.C. V9B 6X5, Canada	3,608,696	(15)	6.8%	-		-

All Officers and Directors as a Group (7 Persons)	26,595,000 (notes 6-12, 16)		43.3%	2,043,120		100.0%

(1)	Unless otherwise indicated, the address of the shareholder is c/o Bitzio, Inc.
(2)	Unless otherwise indicated, based on 51,893,571 shares of common stock issued and outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person. Does not include shares of common stock that may be acquired upon the exercise of the conversion feature of our Series A Convertible Preferred Stock because those shares cannot be converted until after January 1, 2013.
(3)	Each share of Series A Convertible Redeemable Preferred Stock gives the holder the right, but not the obligation, after January 1, 2013 but before January 2, 2017, to purchase two (2) shares of our common stock at a purchase price of $0.40 per share. Further, we can redeem the Series A Preferred Stock at $0.0025 per share after January 2, 2017. Ownership percentages for our common stock do not include shares of common stock that may be acquired upon the exercise of the conversion feature of our Series A Convertible Preferred Stock because those shares cannot be converted until after January 1, 2013.
(4)	Unless otherwise indicated, based on 2,043,120 shares of Series A Convertible Preferred Stock issued and outstanding.
(5)	Indicates one of our officers or directors.
(6)	Includes 2,000,000 shares of common stock that may be acquired upon the exercise of options at $0.38 per share.
(7)	Includes 155,000 shares held in an IRA account.
(8)	Includes 1,000,000 shares of common stock that may be acquired upon the exercise of options at $0.38 per share.
(9)	Includes 1,000,000 shares of common stock that may be acquired upon the exercise of options at $0.38 per share, and 1,000,000 shares of common stock that may be acquired upon the exercise of options at $0.20 per share.
(10)	Shares held in the name of Tezi Advisory, Inc.
(11)	Includes 2,000,000 shares of common stock that may be acquired upon the exercise of options at $0.25 per share.
(12)	Includes 1,000,000 shares held in the name of Dvaraka Marketing, LLC. Includes 500,000 shares of common stock that may be acquired upon the exercise of options at $0.28 per share.
(13)	Includes 553,846 shares of common stock that may be acquired upon the exercise of options at $0.325 per share.
(14)	Includes 2,000,000 shares of common stock that may be acquired upon the exercise of options at $0.38 per share, and 553,846 shares of common stock that may be acquired upon the exercise of options at $0.325 per share.
(15)	Includes 2,548,696 shares held by The Wallace Family Trust and 260,000 shares held by the spouse of Glen Wallace. Glen Wallace disclaims beneficial ownership of all these shares. Includes 800,000 shares of common stock that may be acquired upon the exercise of options at $0.38 per share.
(16)	Includes 2,000,000 shares of common stock that may be acquired upon the exercise of options at $0.38 per share.

The issuer is not aware of any person who owns of record, or is known to own beneficially, ten percent or more of the outstanding securities of any class of the issuer, other than as set forth above.  There are no classes of stock other than common stock issued or outstanding.

Other than as set forth above, none of these parties owns, in the aggregate and including shares of our common stock that may be acquired upon exercise of their warrants, more than five percent (5%) of our common stock.

There are no current arrangements which will result in a change in control.

Directors and Executive Officers

The following table sets forth the names, ages, and biographical information of each of our current directors and executive officers, and the positions with the Company held by each person, and the date such person became a director or executive officer of the Company.  Our executive officers are elected annually by the Board of Directors.  The directors serve one-year terms until their successors are elected.  The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors.  Family relationships among any of the directors and officers are described below.

Name	Age	Position(s)

William Schonbrun	40	President, Chief Executive Officer, and Director

Robert W. (Bob) Garnett	63	Chief Financial Officer, Director

David Lewis	49	Secretary

Steven D. Moulton	50	Director

Bruce C. Weatherell	54	Chief Operating Officer

Gordon C. McDougall	55	Director

Amish Shah	31	Director

William Schonbrun, age 40, has served as our President and Chief Executive Officer since February 2, 2012, and has been a member of our Board of Directors since August 22, 2011.  Prior to joining our Board of Directors, from 2007 through 2011, Mr. Schonbrun held a variety of positions at Blast Radius, a branding and media agency in Vancouver, British Columbia, including Executive Vice President, Senior Vice President, and Vice President of Operations.  Prior to Blast Radius, Mr. Schonbrun was Executive Vice President of Strategy and Operations at SPI International Transportation (2006), and Senior Vice President of Sales and Business Development, and Vice President of Sales at Antarctica Systems (2002 to 2006).  From 2000 through 2002, including during its initial public offering in 2000, Mr. Schonbrun was employed by Delano Technology Corporation, with his last position being Vice President of Strategic Acquisitions.  Finally, Mr. Schonbrun was a Partner in the ISSGroup Division of BDO Seidman, LLP (during this time, ISS was acquired by BDO Seidman, LLP and then sold back to its prior owners) in New York, NY, from 1994 through 2000.

Robert W. (Bob) Garnett, age 63, is a Chartered Accountant and has served as our Chief Financial Officer and as a member of our Board of Directors since August 22, 2011.  Mr. Garnett is currently the Chief Financial Officer of Sagebrush Golf and Sporting Club Ltd., where he has served since 2005.  Previously, Mr. Garnett was a partner with Paradigm Management Partners, an investment management company, where he served from 1998 to 2010.  He has served on the boards of seven public companies most recently as the Vice Chair of the South Coast British Columbia Transit Authority (TransLink) and chaired the audit committee.  Mr. Garnett is currently Chairman of the Board and audit chairman of Great Panther Silver Limited, traded on the TSX and NYSE AMEX.  Previously, he served as Chair and Vice Chair of Coast Capital Savings, a $12 billion financial institution.  Mr. Garnett is a graduate of the Institute of Corporate Directors and The Segal Graduate School of Business as a Certified Director (ICD.D).

David Lewis, age 49, is a Canadian lawyer with broad experience advising software and technology companies.  He has previously held in-house and general counsel positions with a number of public and private technology companies in Canada and the United States.  From 2005 to 2009 David was Vice president and General Counsel of Certicom Corp., a developer and marketer of software encryption technology.  In 2009, Certicom was acquired by Research In Motion Limited, where David continued as Commercial Counsel, Certicom with responsibilities for the continuing Certicom business.  Mr. Lewis serves as our corporate legal counsel.

Steven D. Moulton, age 50, has served on our Board of Directors since January 1990, has been our Secretary since April 2007, and was our President from April 2007 until April 29, 2011.  From August 1999 to March 2004, Mr. Moulton served as Secretary and Treasurer and a director of Draco, Inc. and from September 2000 to the present, he has been Secretary and Treasurer of Jump' Jax, Inc., a subsidiary of Draco that was spun out to stockholders in December 2004 and was engaged in the childhood entertainment business of leasing inflatable balloon bounce houses in Southern Utah.  Mr. Moulton graduated from Olympus High School in Salt Lake City, Utah in 1980.  From 1984 to 1990, he served as a director and executive officer of several publicly-held development stage companies including Safron, Inc. (director and Vice President); Sagitta Ventures (director and President); Jasmine Investments (director and President); Java, Inc. (Secretary, Treasurer and director); and Onyx Holdings Corporation (director and President).  From 1991 to 1994, Mr. Moulton was a director and President of Omni International Corporation, which is currently known as Beachport Entertainment Corporation.  From 1987 until 1991 he was President and director of Icon Systems, Inc. and served as Secretary and Treasurer of the same company until his resignation on December 24, 1998.  From 1995 to July 1996, he served as director and Vice President of Wasatch International Corporation, formerly Java, Inc.  From February 1996 until November, 1999 he served as the President and director of InsiderStreet.com, formerly Sierra Holding Group, Inc.  Also since 1998, Mr. Moulton has managed his personal real estate properties through Excel Properties, LLC.

Bruce C. Weatherell, age 54, has been our Chief Operating Office since November 21, 2011.  For the last 11 years, primarily as an independent consultant, Mr. Weatherell has delivered project and program delivery services to organizations like Warner Music, Daimler Chrysler, Hewlett Packard, the Bank of Montreal, American Express and Boeing.  During this time he also served as Acting VP or professional services at Delano Corporation, Product Manager at Platform Computing and Senior Director of Professional Services and Acting VP of Technology Delivery at SCI.  A Chartered Accountant and Certified Management Accountant, Mr. Weatherell is a seasoned professional with over 25 years of diverse experience operating technology practices and delivering technology programs.  He spent 12 years at KPMG Consulting where, skilled in operational management, he built technology practices and managed multi-disciplinary service delivery teams.  Mr. Weatherell is also a graduate of the University of Waterloo with a degree in Mathematics.

Gordon C. McDougall, age 55, has been a member of our Board of Directors since April 29, 2011, and served as our President and Chief Exeutive Officer from April 29, 2011 to February 2, 2012.  From 2009 to the present, Mr. McDougall is the Chief Executive Officer and Founder of Tezi Advisory, Inc, a private company that partners with entrepreneurs to grow their businesses.  Prior to founding Tezi, from 2006 to 2007 Mr. McDougall was a director and Chief Executive Officer of Exterra Energy, an independent oil and gas company.  From 2005 until 2006, he was the President and a Director of Wentworth Energy, Inc.  Mr. McDougall has also worked as a stockbroker and is experienced in raising capital, managing start-up companies and coaching companies through their initial growth.

Amish Shah, age 31, has served as a member of our Board of Directors since August 22, 2011.  Mr. Shah was previously the Chief Executive Officer and founder of Digispace Solutions, Inc. since its inception in 2003.

Family Relationships

There are no family relationships between any of our officers or directors.

Other Directorships

Other than as set forth above, none of our officers and directors is a director of any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Audit Committee

Our board of directors has an audit committee, consisting of Robert W. Garnett, William Schonbrun, and Steven D. Moulton.  At this time, the audit committee does not have a charter.  Mr. Garnett is an audit committee financial expert.

Our Board of Directors does not have any other committees.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, none of the current required parties are delinquent in their 16(a) filings.

Description of Securities

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001, and 10,000,000 shares of preferred stock, par value $0.001.  As of the date of this Annual Report, there are 51,893,571 shares of our common stock issued and outstanding, and 2,043,120  shares of our Series A Convertible Redeemable Preferred Stock issued and outstanding.

Common Stock.  Each shareholder of our common stock is entitled to a pro rata share of cash distributions made to shareholders, including dividend payments.  The holders of our common stock are entitled to one vote for each share of record on all matters to be voted on by shareholders.  There is no cumulative voting with respect to the election of our directors or any other matter.  Therefore, the holders of more than 50% of the shares voted for the election of those directors can elect all of the directors.  The holders of our common stock are entitled to receive dividends when and if declared by our Board of Directors from funds legally available therefore.  Cash dividends are at the sole discretion of our Board of Directors.  In the event of our liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of our liabilities and after provision has been made for each class of stock, if any, having any preference in relation to our common stock.  Holders of shares of our common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to our common stock.

Preferred Stock.  We are authorized to issue 10,000,000 shares of preferred stock.  The rights, privileges, and preferences of our preferred stock can be set by our Board of Directors without further shareholder approval.  The availability or issuance of these shares could delay, defer, discourage or prevent a change in control.

Each share of Series A Preferred Stock gives the holder the right, but not the obligation, after January 1, 2013 but before January 2, 2017, to purchase two (2) shares of our common stock at a purchase price of Forty Cents ($0.40) per share.  Further, the Corporation can redeem the Series A Preferred Stock at $0.0025 per share after January 2, 2017.  The Series A Preferred Stock does not have any voting rights.

Dividend Policy.  We have not declared or paid a cash dividend on our capital stock in our last two fiscal years and we do not expect to pay cash dividends on our common stock in the foreseeable future.  We currently intend to retain our earnings, if any, for use in our business.  Any dividends declared in the future will be at the discretion of our Board of Directors and subject to any restrictions that may be imposed by our lenders.

Outstanding Options, Warrants, and Convertible Instruments

There are options and warrants outstanding to acquire an aggregate of 22,392,462 shares of our common stock at exercise prices ranging from $0.20 to $0.40.  The weighted-average exercise price of all outstanding options and warrants is $0.34 per share.

There are 2,043,120 shares of our Series A Convertible Redeemable Preferred Stock issued and outstanding.  Each share of Series A Convertible Redeemable Preferred Stock gives the holder the right, but not the obligation, after January 1, 2013 but before January 2, 2017, to purchase two (2) shares of our common stock at a purchase price of $0.40 per share.  Further, we can redeem the Series A Preferred Stock at $0.0025 per share after January 2, 2017.  The Series A Convertible Redeemable Preferred Stock has no voting rights.

Of the 51,893,571 shares of our common stock issued and outstanding as of March 19, 2012, 39,368,571 are restricted securities in accordance with Rule 144 of the Securities Act of 1934.  Of the 39,368,571 shares of restricted securities, 562,500 are eligible for resale pursuant to Rule 144 (not including shares held by affiliates).

Securities Authorized for Issuance Under Equity Compensation Plans

We do not currently have a stock option or grant plan.

Holders

As of March 19, 2012, there were 51,893,571 shares of our common stock issued and outstanding and held by 73 holders of record.

Dividend Policy

We have not paid any dividends on our common stock and do not expect to do so in the foreseeable future.  We intend to apply our earnings, if any, in expanding our operations and related activities.  The payment of cash dividends in the future will be at the discretion of the Board of Directors and will depend upon such factors as earnings levels, capital requirements, our financial condition and other factors deemed relevant by the Board of Directors.

Transfer Agent.  The transfer agent for our common stock is Interwest Transfer Co., Inc., 1981 E. 4800 South, Suite 100, Salt Lake City, Utah  84117, telephone (801) 272-9294.

Executive Compensation

On February 1, 2012, we entered into an Employment Agreement with William Schonbrun to act as our Chief Executive Officer.  The agreement is for an indefinite term, with compensation of $15,000 per month.  During the first six months of 2012, Mr. Schonbrun has agreed to forego his compensation.  In the event Mr. Schonbrun is terminated without cause, he is entitled to severance equal to twelve months of compensation.  The agreement replaced and superseded a prior consulting agreement we had with Mr. Schonbrun.

On November 17, 2011, we entered into a Consulting Agreement with Bruce Weatherell to act as our Chief Operating Officer.  The agreement is for a term of one year, with compensation of $15,000 per month.  During the first six months of 2012, Mr. Weatherell has agreed to forego his compensation.

Gordon McDougall, a member of our Board of Directors and our previous Chief Executive Officer, is engaged pursuant to a verbal agreement with compensation of $15,000 per month.  During the first three months of 2012, Mr. McDougall agreed to forego one-half of his compensation, and will forego all of his compensation in June 2012.

On December 1, 2011, we entered into a Consulting Agreement with Roban Management Corp., an entity owned and controlled by Robert W. Garnett, to act as our Chief Financial Officer.  The agreement is for a term of one year, with compensation of $5,000 per month.  During the first six months of 2012, Mr. Garnett has agreed to forego his compensation.

Summary Compensation Table

The following table sets forth information with respect to compensation earned by our Chief Executive Officer, President, and Chief Financial Officer for the years ended December 31, 2011 and 2010.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

William Schonbrun, (1)	2011	127,500	(5)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
President and CEO	2010	-0-		-0-	-0-	-0-	-0-	-0-	-0-	-0-

Gordon C. McDougal, (2)	2011	127,500	(5)	-0-	-0-	-0-	-0-	-0-	-0-	127,500
President and CEO	2010	-0-		-0-	-0-	-0-	-0-	-0-	-0-	-0-

Steven D. Moulton, (3)	2011	60,000	(5)	-0-	-0-	-0-	-0-	-0-	-0-	60,000
President, Treasurer	2010	-0-		-0-	-0-	-0-	-0-	-0-	-0-	-0-

Robert W. Garnett, (4)	2011	50,000	(5)	-0-	-0-	-0-	-0-	-0-	-0-	50,000
CFO	2010	-0-		-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)	Mr. Schonbrun became our President and Chief Executive Officer effective February 2, 2012, and thus received no compensation during the periods covered.
(2)	Mr. McDougal was our President and Chief Executive Officer from April 29, 2011 to February 2, 2012.
(3)	Mr. Moulton was our President and Treasurer from April 2007 until April 29, 2011.
(4)	Mr. Garnett became our Chief Financial Officer on August 22, 2011.
(5)	On January 6, 2012, each of our executive officers agreed to waive all compensation due to him for 2011. See Recent Sales of Unregistered Securities.

Director Compensation

For the years ended December 31, 2011 and 2010, none of the members of our Board of Directors received compensation for his or her service as a director.  We do not currently have an established policy to provide compensation to members of our Board of Directors for their services in that capacity.

Certain Relationships and Related Transactions, and Director Independence

On February 1, 2012, we entered into an Employment Agreement with William Schonbrun to act as our Chief Executive Officer.  The agreement is for an indefinite term, with compensation of $15,000 per month.  During the first six months of 2012, Mr. Schonbrun has agreed to forego his compensation.  In the event Mr. Schonbrun is terminated without cause, he is entitled to severance equal to twelve months of compensation.  The agreement replaced and superseded a prior consulting agreement we had with Mr. Schonbrun.

On December 1, 2011, we entered into a Consulting Agreement wit Dvaraka Marketing, LLC, an entity controlled by Amish Shah, to provide general consulting service and act as our Chief Product Officer.  The agreement is for a term of one year, with compensation of $15,000 per month.  During the first six months of 2012, Dvaraka has agreed to forego his compensation.

On November 17, 2011, we entered into a Consulting Agreement with Bruce Weatherell to act as our Chief Operating Officer.  The agreement is for a term of one year, with compensation of $15,000 per month.  During the first six months of 2012, Mr. Weatherell has agreed to forego his compensation.

Gordon McDougall, a member of our Board of Directors and our previous Chief Executive Officer, is engaged pursuant to a verbal agreement with compensation of $15,000 per month.  During the first three months of 2012, Mr. McDougall agreed to forego one-half of his compensation, and will forego all of his compensation in June 2012.

On December 1, 2011, we entered into a Consulting Agreement with Roban Management Corp., an entity owned and controlled by Robert W. Garnett, to act as our Chief Financial Officer.  The agreement is for a term of one year, with compensation of $5,000 per month.  During the first six months of 2012, Mr. Garnett has agreed to forego his compensation.

We have separate indemnification agreements with each of our officers and directors.

In connection with our acquisition of DigiSpace Solutions, LLC, on January 6, 2012 we issued options to two individuals, one of which was Amish Shah, a member of our Board of Directors, to each acquire Five Hundred Thousand (500,000) shares of our common stock at $0.28 per share.

Series A Convertible Redeemable Preferred Stock

On January 6, 2012, we issued an aggregate of 2,043,120 shares of our Series A Convertible Redeemable Preferred Stock to six individuals, four of which are members of our Board of Directors, namely William Schonbrun, Gordon C. McDougall (Tezi Advisory), Steven D. Moulton, and R.W. (Bob) Garnett, and two of which were our Chief Operating Officer and Secretary, namely Bruce Weatherell and David Lewis.  Each share of Series A Preferred Stock gives the holder the right, but not the obligation, after January 1, 2013 but before January 2, 2017, to purchase two (2) shares of the Corporation’s common stock at a purchase price of Forty Cents ($0.40) per share, which was the closing price of our common stock on the last trading day prior to the transaction.  Further, the Corporation can redeem the Series A Preferred Stock at $0.0025 per share after January 2, 2017.

We granted rights to subscribe for the Series A Convertible Redeemable Preferred Stock to six individuals as a result of them waiving an aggregate of $465,000 of compensation in 2011, and agreeing to defer an aggregate of $360,000 of compensation otherwise due in 2012.  The rights enabled the six individuals to acquire the preferred shares at $0.0025 per share, as follows:

Name	No. of Shares of Series A Convertible Redeemable Preferred Stock	Purchase Price	2011 Compensation Waived	2012 Compensation Deferred
Schonbrun	588,462	$1,471.16	$127,500.00	$90,000.00
McDougall	514,904	$1,287.26	$127,500.00	$45,000.00
Moulton	276,293	$690.73	$60,000.00	$60,000.00
Garnett	230,769	$576.92	$50,000.00	$30,000.00
Lewis	230,769	$576.92	$50,000.00	$90,000.00
Weatherell	201,923	$504.81	$50,000.00	$45,000.00

Totals	2,043,120	$5,107.80	$465,000.00	$360,000.00

In connection with our acquisition of Thinking Drone, Inc., on November 15, 2011, we issued 5,000,000 shares of our common stock, restricted in accordance with Rule 144, to Quoc Bui and Michael Moon.  The shares were issued at a deemed price of $0.15 per share.

On August 21, 2011, we issued stock options to Robert W. Garnett, William Schonbrun, and David Lewis to purchase 1,000,000 shares, 2,000,000 shares, and 2,000,000 shares, respectively, of our common stock at a price of $0.38 per such share until August 20, 2016.  Each of Mr. Garnett, Mr. Schonbrun, and Mr. Lewis are officers and directors of the company.

In connection with our acquisition of Bitzio Corp., on August 8, 2011 we issued 5,000,000 shares of common stock, restricted in accordance with Rule 144, to Amish Shah, who is one of our directors.  These shares were valued at the market rate on the date of issuance, or $0.47.

Disclosure of Commission Position on Indemnification for Securities Act Liabilities

Article Nine of our Articles of Incorporation provides that, the personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.

Article Ten of our Articles of Incorporation provides that, the corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all expenses, liabilities, or other matters referred to in or covered by said section.

Article VIII of our bylaws provides further indemnification for each of our officers and directors except to the extent that liability arises out of their own negligence or willful misconduct.

We have separate indemnification agreements with each of our officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

AVAILABLE INFORMATION

A copy of our Annual Report on Form 10-K for the year ended December 31, 2011, dated and filed with the Commission on March 29, 2012, is being mailed to our shareholders along with this notice.  Certain information may be incorporated by reference herein from our 10-K.

We are subject to the informational requirements of the Securities Exchange Act of 1934.  In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission.  These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330.  Copies of these materials can also be obtained from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Section of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549, or through the Commission’s web site at the following address:  http://www.sec.gov.  Our common stock trades on the Over the Counter Bulletin Board maintained by NASDAQ under the symbol “BTZO”

By order of the Board of Directors

/s/ William Schonbrun
William Schonbrun, President

April 20, 2012
San Francisco, CA

EXHIBIT A

CERTIFICATE OF AMENDMENT

*090201*

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Bitzio, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article Three is amended and restated in its entirety to read as follows:

This Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock which this Corporation is authorized to issue is Two Hundred Fifty Million (250,000,000) shares, par value $0.001.  The total number of shares of Preferred Stock which this Corporation is authorized to issue is Twenty Five Million (25,000,000) shares, par value $0.001.

[continued on attachment]

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required
in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:	majority

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 8-31-11

A-1

ATTACHMENT TO
ARTICLES OF INCORPORATION
 OF
BITZIO, INC.

3.         This Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock”.   The total number of shares of Common Stock which this Corporation is authorized to issue is Two Hundred Fifty Million (250,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is Twenty Five Million (25,000,000) shares, par value
$0.001.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes.  The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.  In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

A-2